UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

        Date of Report (Date of earliest event reported): August 30, 2004



                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                      0-11688                95-3889638
-------------------------------  -----------------------  ----------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

    Lakepointe Centre I,
  300 E. Mallard, Suite 300
        Boise, Idaho                                                83706
                                                            --------------------
(Address of principal executive                                   (Zip Code)
         offices)


                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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
ITEM 3.03  MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

Effective August 30, 2004 American Ecology Corporation ("the Company") amended the Credit Agreement and Term Loan Agreement with the Company's primary lender to modify and amend certain financial covenants. Provided that the Company complies with such modified and amended financial covenants, and all other terms and conditions of the said Credit Agreements, the Company is allowed to pay dividends. The Amendment to the Credit Agreement is attached as Exhibit 10.50e and incorporated by reference herein. The Amendment to the Term Loan Agreement is attached as Exhibit 10.50f and incorporated by reference herein.

On August 31, 2004, the Company issued a press release entitled "AMERICAN ECOLOGY ANNOUNCES $0.25 PER SHARE ANNUAL DIVIDEND". The press release, dated August 31, 2004, is attached as Exhibit 99 and incorporated by reference herein.

Exhibit 10.50e  Seventh Amendment to Credit Agreement between American Ecology Corporation and Wells
                Fargo Bank dated August 30, 2004
Exhibit 10.50f  First Amendment to Term Loan Agreement between American Ecology Corporation and Wells
                Fargo Bank dated August 30, 2004
Exhibit 99      Press Release, dated August 31, 2004, entitled "AMERICAN ECOLOGY ANNOUNCES $0.25
                PER SHARE ANNUAL DIVIDEND"


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
SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                AMERICAN ECOLOGY CORPORATION
                                        (Registrant)


Date:  August 31, 2004        By:/S/ James R. Baumgardner
                                 ------------------------
                                 James R. Baumgardner
                                 Senior Vice President, Chief Financial Officer, Secretary and Treasurer

                                    EXHIBIT INDEX

Exhibit         Description
-------         -----------
Exhibit 10.50e  Seventh Amendment to Credit Agreement between American Ecology Corporation and Wells
                Fargo Bank dated August 30, 2004
Exhibit 10.50f  First Amendment to Term Loan Agreement between American Ecology Corporation and Wells
                Fargo Bank dated August 30, 2004
Exhibit 99      Press Release, dated August 31, 2004, entitled "AMERICAN ECOLOGY ANNOUNCES $0.25
                PER SHARE ANNUAL DIVIDEND"


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